*0000010011855-0001096003262019*
CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials

$9,000,000.00	02-01-2018	04-30-2019	10011855-0001	510	60583	455

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	RW HOLDINGS NNN REIT, INC.; RICH UNCLES NNN OPERATING PARTNERSHIP, LP; and RICH UNCLES NNN LP, LLC 3090 BRISTOL STREET, SUITE 550 COSTA MESA, CA 92626	Lender:	PACIFIC MERCANTILE BANK NEWPORT BEACH 450 NEWPORT CENTER DRIVE, STE. 250 NEWPORT BEACH, CA 92660

Principal Amount: $9,000,000.00	Date of Agreement: March 26, 2019

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan evidenced by Promissory Note dated February 01, 2018.
DESCRIPTION OF COLLATERAL. Loan is unsecured.
DESCRIPTION OF CHANGE IN TERMS.
1. The maturity date is hereby extended from March 26, 2019 to April 30, 2019.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.
BORROWER:
RW HOLDINGS NNN REIT, INC.

By: _____________________________________________
HAROLD C. HOFER, CEO/President of RW HOLDINGS NNN REIT, INC.
RICH UNCLES NNN OPERATING PARTNERSHIP, LP
RW HOLDINGS NNN REIT, INC., General Partner of RICH UNCLES NNN OPERATING PARTNERSHIP, LP

By: _____________________________________________
HAROLD C. HOFER, CEO/President of RW HOLDINGS NNN REIT, INC.

RICH UNCLES NNN LP, LLC
RW HOLDINGS NNN REIT, INC., Member of RICH UNCLES NNN LP, LLC

By: _____________________________________________
HAROLD C. HOFER, CEO/President of RW HOLDINGS NNN REIT, INC.
LENDER:
PACIFIC MERCANTILE BANK

X _____________________________________________
ROSS MACDONALD, Senior Vice President

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